UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY 12084

(Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY 12084

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

September 30, 2025 (Unaudited)

THE ADIRONDACK SMALL CAP FUND

ADKSX

This semi-annual shareholder report contains important information about the Adirondack Small Cap Fund – ADKSX (the “Fund”) for the period April 1, 2025 to September 30, 2025.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

The Adirondack Small Cap Fund	$80.00	1.48%

*Annualized

managment’s discussion of fund performance

In response to shifting market conditions, the Fund trimmed several outperforming positions to raise cash reserves. This strategic move aimed to prepare the portfolio for anticipated volatility following a period marked by investor complacency. The Fund also proactively upgraded its holdings, positioning itself for potentially more challenging market environments.

U.S. equity market performance has continued to be driven primarily by Technology stocks, in addition to select industrial companies benefiting from the ongoing expansion in artificial intelligence. This concentration of returns has resulted in defensive sectors—such as Staples, Healthcare, and Real Estate—being less favored by investors. The Fund’s contrarian investment approach suggests that these out-of-favor sectors may present interesting investment opportunities in the future.

Starting in July, short- and intermediate-term Treasury rates declined, influenced by market expectations of forthcoming rate cuts. Meanwhile, longer-term rates remained elevated for much of the summer before eventually trending downward. Notably, this reduction in rates did not result in widening credit spreads—a typical indicator of market anxiety. Instead, high-yield credit spreads stayed relatively narrow, implying that investors were not excessively concerned about credit risk. This stands in contrast to the equities of many highly leveraged small cap companies, which continue to reflect a more pessimistic outlook. Current credit market conditions recall the words of Citicorp CEO Chuck Prince shortly before the 2007 financial crisis: “As long as the music is playing, you have to get up and dance.” High-yield credit spreads have tightened further as declining money market rates prompt investors to take on greater risk. The Fund, however, prefers a more cautious approach at this time.

Looking ahead, the Fund anticipates increased market volatility that could test the resolve of short-term investors. Patience remains a key competitive advantage, and the Fund is well-positioned to identify new opportunities as the market becomes more selective. With ample capacity, the Adirondack Small Cap Fund seeks to attract like-minded, contrarian investors to join its pursuit of long-term capital appreciation.

Performance graph

AVERAGE ANNUAL RETURNS

FOR PERIODS ENDING SEPTEMBER 30, 2025

	1 Year	5 Years	10 Years
Adirondack Small Cap Fund	16.73%	20.83%	9.51%
Standard & Poor’s 500 Index *	17.60%	16.47%	15.30%
iShares Russell 2000 Value ETF	7.70%	14.33%	9.05%
Morningstar US Small Cap Broad Value Extended Index	7.08%	15.97%	9.45%

* The Fund’s broad-based securities market index (benchmark index) is the Standard & Poor’s 500 Index (S&P 500). The S&P 500 is a market value-weighted index of 500 stocks seen as indicators of U.S. equities. You cannot invest directly in an index.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-686-2729.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$46,638,925	56	23.66%	$218,640

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are categorized using Global Industry Classification Standard (GICS®) classifications.

Ttop ten holdings (% OF Net ASsets)

1.	Federated Hermes Treasury Obligations Fund - Institutional Shares	8.10%
2.	Healthcare Services Group, Inc.	3.36%
3.	AES Corp.	3.22%
4.	LSI Industries, Inc.	3.01%
5.	Lincoln National Corp.	2.94%
6.	Perrigo Co. PLC	2.92%
7.	EZCORP, Inc. Class A	2.90%
8.	TTM Technologies, Inc.	2.87%
9.	Healthcare Realty Trust, Inc.	2.75%
10.	Antero Resources Corp.	2.73%
	Total % of Net Assets	34.80%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-888-686-2729, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Fund or your financial intermediary.

ADDITIONAL INFORMATION

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.adirondackfunds.com/fund-performance/ or contact the Fund at 1-888-686-2729.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

(UNAUDITED)

	The Adirondack Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2025 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 85.12%

Accident & Health Insurance - 1.17%
13,819	CNO Financial Group, Inc.	$ 546,541

Agriculture Production - Crops - 2.74%
92,013	Dole PLC (Ireland)	1,236,655
2,810	Limoneira Co. *	41,729
		1,278,384
Air Transportation, Scheduled - 1.33%
12,445	Alaska Air Group, Inc. *	619,512

Apparel & Other Finished Products of Fabrics & Similar Material - 2.53%
88,365	Under Armour, Inc. Class A *	440,941
26,200	Carters, Inc. *	739,364
		1,180,305
Business Services - 2.17%
361,526	Conduent, Inc. *	1,012,273

Cogeneration Services & Small Power Producers - 3.22%
114,051	Aes Corp.	1,500,911

Crude Petroleum & Natural Gas - 4.26%
37,981	Antero Resources Corp. *	1,274,642
124,079	Tetra Technologies, Inc. *	713,454
		1,988,096
Cutlery, Handtools & General Hardware - 0.77%
39,251	Hillman Solutions Corp. Class A *	360,324

Deep Sea Foreign Transportation of Freight - 2.26%
88,700	Ardmore Shipping Corp. (Bermuda)	1,052,869

Electric Lighting & Wiring Equipment - 3.01%
59,500	LSI Industries, Inc.	1,404,795

Fire, Marine & Casualty Insurance - 6.35%
66,709	SiriusPoint Ltd. (Bermuda) *	1,206,766
31,717	Tiptree, Inc. Class A	608,015
37,605	United Fire Group, Inc.	1,143,944
2,958,725

The accompanying notes are an integral part of these financial statements.

	The Adirondack Small Cap Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2025 (Unaudited)

Shares		Fair Value

Footwear, (No Rubber) - 2.78%
16,816	Wolverine World Wide, Inc.	$ 461,431
24,891	Steven Madden, Ltd.	833,351
		1,294,782
Glass Containers - 1.53%
55,012	O-I Glass, Inc. *	713,506

Household Audio & Video Equipment - 1.60%
32,035	Knowles Corp. *	746,736

Industrial Inorganic Chemicals - 1.54%
91,121	LSB Industries, Inc. *	718,033

Insurance Agents, Brokers & Service - 1.56%
68,032	Crawford & Co. Class A	727,942

In Vitro & In Vivo Diagnostic Substances - 0.41%
33,678	Neogen Corp. *	192,301

Life Insurance - 4.56%
84,646	Genworth Financial, Inc. Class A *	753,349
34,035	Lincoln National Corp.	1,372,632
		2,125,981
Meat Packing Plants - 1.30%
166	Seaboard Corp.	605,402

Metal Mining - 1.29%
132,601	Ferroglobe PLC (United Kingdom)	603,335

Oil & Gas Field Machinery & Equipment - 1.38%
9,433	Weatherford International PLC *	645,500

Pharmaceutical Preparations - 2.92%
61,202	Perrigo Co. PLC (Ireland)	1,362,969

Plastics Products - 0.45%
40,000	Newell Brands, Inc.	209,600

The accompanying notes are an integral part of these financial statements.

	The Adirondack Small Cap Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2025 (Unaudited)

Shares		Fair Value

Printed Circuit Boards - 3.61%
3,000	Sanmina Corp. *	$ 345,330
23,200	TTM Technologies, Inc. *	1,336,320
		1,681,650
Retail-Grocery Stores - 2.35%
15,765	Ingles Markets, Inc. Class A	1,096,613

Retail-Miscellaneous Retail - 2.90%
71,091	EZCORP, Inc. Class A *	1,353,573

Savings Institutions, Not Federally Chartered - 1.63%
65,936	Flagstar Financial, Inc.	761,561

Security Brokers, Dealers & Flotation Companies - 1.99%
26,183	Virtu Financial, Inc. Class A	929,497

Services-Automotive Repair, Services & Parking - 1.54%
39,880	Monro, Inc.	716,644

Services-Computer Integrated Systems Design - 3.28%
17,755	Kyndryl Holdings, Inc. *	533,183
150,138	Unisys Corp. *	585,538
85,781	Veradigm, Inc. *	411,749
		1,530,470
Services-Computer Programming, Data Processing, Etc. - 0.66%
147,967	Nextdoor Holdings, Inc. Class A *	309,251

Services-Business Services - 1.08%
135,080	Research Solutions, Inc. *	503,848

Services-Engineering Services - 1.12%
52,918	Mistras Group, Inc. *	520,713

Services-Nursing & Personal Care Facilities - 5.19%
100,747	Brookdale Senior Living, Inc. *	853,327
93,003	Healthcare Services Group, Inc. *	1,565,240
		2,418,567

The accompanying notes are an integral part of these financial statements.

	The Adirondack Small Cap Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2025 (Unaudited)

Shares		Fair Value

Sporting & Athletic Goods - 0.74%
99,035	Clarus Corp.	$ 346,623

State Commercial Banks - 1.47%
18,848	Trustco Bank Corp. NY	684,182

Steel Works, Blasts Furnaces Rolling Mills - 1.15%
32,532	Metallus, Inc. *	537,754

Surgical & Medical Instruments & Apparatus - 2.40%
76,283	Orthofix Medical, Inc. *	1,116,783

Telephone & Telephone Apparatus - 1.17%
3,735	Ciena Corp. *	544,077

Water Supply - 1.71%
72,007	Pure Cycle Corp. *	797,118

TOTAL FOR COMMON STOCKS (Cost $28,097,668) - 85.12%		39,697,746

REAL ESTATE INVESTMENT TRUSTS - 6.28%
13,324	Brixmor Property Group, Inc.	368,808
145,335	Chatham Lodging Trust	975,198
27,816	Franklin BSP Realty Trust, Inc.	302,082
71,143	Healthcare Realty Trust, Inc.	1,282,708
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,540,253) - 6.28%		2,928,796

SHORT-TERM INVESTMENT - 8.10%
3,780,511	Federated Hermes Treasury Obligations Fund - Institutional Shares 3.98% **	3,780,511
TOTAL SHORT-TERM INVESTMENT (Cost $3,780,511) - 8.10%		3,780,511

TOTAL INVESTMENTS (Cost $34,418,432) - 99.50%		46,407,053

OTHER ASSETS LESS LIABILITIES, NET - 0.50%		231,872

NET ASSETS - 100.00%		$ 46,638,925

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2025.

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2025 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $34,418,432)	$ 46,407,053
Cash	16,886
Receivables:
Dividends and Interest	50,978
Shareholder Subscriptions	202,590
Prepaid Expenses	27,006
Total Assets	46,704,513
Liabilities:
Shareholder Redemptions	65
Due to Advisor	40,193
Due to Trustees	3,350
Accrued Expenses	21,980
Total Liabilities	65,588

Net Assets	$ 46,638,925

Net Assets Consist of:
Paid In Capital	$ 31,406,843
Distributable Earnings	15,232,082
Net Assets, for 1,352,997 Shares Outstanding	$ 46,638,925

Net Asset Value Per Share	$ 34.47

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2025 (UNAUDITED)

Investment Income:
Dividends	$ 316,240
Interest	49,015
Total Investment Income	365,255

Expenses:
Advisory	224,291
Transfer Agent	22,548
Registration and Filing Fees	15,068
Chief Compliance Officer	10,166
Audit	9,827
Trustees	9,150
Custodian	5,866
Miscellaneous Fees	4,047
Insurance	4,994
Legal	3,804
Printing and Mailing	3,102
Total Expenses	312,863
Fees Waived by the Adviser	(5,651)
Net Expenses	307,212

Net Investment Income	58,043

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	3,002,021
Net Change in Unrealized Appreciation on Investments	3,329,127
Realized and Unrealized Gain on Investments	6,331,148

Net Increase in Net Assets Resulting from Operations	$ 6,389,191

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2025	3/31/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 58,043	$ (48,615)
Net Realized Gain on Investments	3,002,021	2,454,580
Unrealized Appreciation on Investments	3,329,127	691,983
Net Increase in Net Assets Resulting from Operations	6,389,191	3,097,948

Distributions to Shareholders:
Distributions	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	1,566,934	(432,589)

Total Increase in Net Assets	7,956,125	2,665,359

Net Assets:
Beginning of Period/Year	38,682,800	36,017,441

End of Period/Year	$ 46,638,925	$ 38,682,800

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHT THE PERIOD/YEAR.

	(Unaudited)
	Six Months
	Ended		Years Ended
	9/30/2025		3/31/2025	3/31/2024	3/31/2023	3/31/2022	3/31/2021

Net Asset Value, at Beginning of Period/Year	$ 29.74		$ 27.32	$ 23.34	$ 23.17	$ 21.35	$ 10.99

Income From Investment Operations:
Net Investment Income (Loss) *	0.04		(0.04)	(0.04)	(0.03)	(0.10)	(0.06)
Net Gain on Securities (Realized and Unrealized)	4.69		2.46	4.02	0.20	1.92	10.44
Total from Investment Operations	4.73		2.42	3.98	0.17	1.82	10.38

Distributions:
Net Investment Income	-		-	-	-	-	(0.02)
Realized Gains	-		-	-	-	-	-
Total from Distributions	-		-	-	-	-	(0.02)

Net Asset Value, at End of Period/Year	$ 34.47		$ 29.74	$ 27.32	$ 23.34	$ 23.17	$ 21.35

Total Return **	15.90%	(b)	8.86%	17.05%	0.73%	8.52%	94.50%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 46,639		$ 38,683	$ 36,017	$ 34,416	$ 46,702	$ 56,464
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.51%	(a)	1.53%	1.59%	1.59%	1.43%	1.45%
Ratio of Net Investment Gain (Loss) to Average Net Assets	0.25%	(a)	(0.18)%	(0.27)%	(0.27)%	(0.45)%	(0.38)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.48%	(a)	1.48%	1.48%	1.48%	1.43%	1.45%
Ratio of Net Investment Gain (Loss) to Average Net Assets	0.28%	(a)	(0.13)%	(0.16)%	(0.16)%	(0.45)%	(0.38)%
Portfolio Turnover	23.66%	(b)	38.91%	32.99%	28.07%	21.81%	32.52%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.
(a) Annualized.
(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

SePTEMBER 30, 2025 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment advisor, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and the Board of Trustees has the responsibility for determining fair value prices.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board of Trustees (“Fair Value” Pricing). The Board of Trustees uses reasonable diligence in determining whether market quotations are readily available. If, for example, the Board of Trustees determines that one source of market value is unreliable, the Board of Trustees will diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2025:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 39,697,746	$ -	$ -	$ 39,697,746
Real Estate Investment Trusts	2,928,796	-	-	2,928,796
Short-Term Investment	3,780,511	-	-	3,780,511
	$ 46,407,053	$ -	$ -	$ 46,407,053

The Fund did not hold any Level 3 assets during the six months ended September 30, 2025. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2025. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. The Advisor agrees to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until August 1, 2026. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees. For the six months ended September 30, 2025, the Advisor earned advisory fees of $224,291. As of September 30, 2025, the Fund owed the Advisor $40,193. For the six months ended September 30, 2025, the Advisor waived fees of $5,651.

The Advisor has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Fiscal Year End	Expiration	Amount
March 31, 2023	March 31, 2026	$40,114
March 31, 2024	March 31, 2027	$36,739
March 31, 2025	March 31, 2028	$19,643

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Note 5. Segment Reporting

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role, the Advisor is deemed to be the Chief Operating Decision Maker.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series. Transactions in capital for the six months ended September 30, 2025 and year ended March 31, 2025 were as follows:

	September 30, 2025		March 31, 2025
	Shares	Amount	Shares	Amount
Shares sold	138,830	$ 4,241,511	159,397	$ 4,785,311
Shares reinvested	-	-	-	-
Shares redeemed	(86,316)	(2,674,577)	(177,051)	(5,217,900)
Net increase/(decrease)	52,514	$ 1,566,934	(17,654)	$ (432,589)

Note 7. Investment Transactions

For the six months ended September 30, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $9,325,165 and $10,751,936, respectively.

Note 8. Tax Matters

As of March 31, 2025, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 30,587,259

Gross tax appreciation of investments	$ 10,960,251
Gross tax depreciation of investments	(3,019,428)
Net tax appreciation of investments	$ 7,940,823

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings on a tax basis is determined only at the end of each fiscal year. As of March 31, 2025, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 484,398
Undistributed capital gains	417,670
Net Unrealized Appreciation of Investments	7,940,823
Total Distributable Earnings	$ 8,842,891

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following year. The Fund utilized $863,650 of its capital loss carryforward during the year ended March 31, 2025.

Ordinary income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

No distributions were paid during the six months ended September 30, 2025 and years ended March 31, 2025 and 2024.

Note 9. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of September 30, 2025, National Financial Services Corp., for the benefit of its customers, owned approximately 37% of the Fund.

Note 11. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, tariffs and trade wars, climate change and climate-related events or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

The Adirondack Small Cap Fund

ADDITIONAL INFORMATION

SEPTEMBER 30, 2025 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov. A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Renewal of Management Agreement - At a meeting of the Board of Adirondack Funds (held May 22, 2025), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“ARMI” or “Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

The Board considered several items when determining whether to renew the Management Agreement, including:

1.	Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were satisfied with the quality and nature of services the Fund receives from the Advisor; the quality and nature of services provided by the Advisor remained consistent from year to year and within the Trustees’ expectations. Among other factors, the Trustees noted that:

•	The Advisor continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

2.	Performance

The Trustees reviewed the Fund’s performance and were pleased with its strong short and long term performance. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index, for the 1 and 5-year periods; outperformed its Morningstar Small Cap Value Peer Group for the 1, 3, and 5-year periods; outperformed the iShares Russell 2000 Value ETF (IWN) for the 1, 3, 5, and 10-year periods and the Since Inception period; and outperformed the Morningstar US Small Cap Broad Value Extended Index for the 1, 3, and 5-year periods.

3.	Management Fee

Taking into consideration the Advisor’s quality of service, the Board deemed the Management Fee reasonable. The Management Fee remains at 1.08% (above the average (0.96%) and median (0.97%) for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets). The Management Fee at 1.08% is less than the high advisory fee of 1.46% for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets. The annualized Expense Ratio is 1.48% (slightly above the average (1.41%) and median (1.42%) expense ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets). The annualized Expense Ratio at 1.48% is less than the high Expense Ratio of 2.00% for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets. The annualized Expense Ratio at 1.48% is above the Morningstar small cap value category average expense ratio at 1.18%; slightly above the median at 1.42%. Per Morningstar, the Fund overall is rated 4 Stars (out of 5). The Fund is rated 5 Stars for the 3-year period, 5 Stars for the 5-year period, and 3 Stars for the 10-year period, and the expense level is “High” according to Morningstar.

The Advisor points out that it does not pass along any Shareholder Servicing fees to the Fund (platform fees associated with Shareholder Servicing). Shareholder Servicing is the second highest expense of the Advisor for the Fund (after personnel). The Advisor has lowered its fee when economies of scale have allowed.

4.	Profitability

The Trustees reviewed the profitability of the Advisor. Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund. The Trustees were reminded that they should consider the Advisor’s net profit before taking into account any marketing and distribution expenses. The Trustees reviewed the revenue, recoupment, and finances of the Advisor and assessed the Advisor’s financial condition from its income statement and balance sheet. The Trustees concluded the Advisor’s profitability to be not excessive both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor.

5.	Economies of Scale

Per the Fund’s Annual Report, the Total Annual Fund Operating Expense Ratio for the Fiscal Year ended March 31, 2025 (after waivers/reimbursements by the Advisor) was the same as last year at 1.48%. In fact, it has been 1.48% for the last three Fiscal Years. The Trustees noted that the Advisor hopes to keep expenses relatively stable/declining slightly by watching expenses closely and taking cost savings when available. The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 16.  Controls and Procedures.

(a)       The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH.  Not applicable.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Principal Executive Officer

Date December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Principal Executive Officer

Date December 8, 2025

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 8, 2025

* Print the name and title of each signing officer under his or her signature.